UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company Ž

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Ž

Item 5.07  Submission of Matters to a vote of Security Holders.

On July 18, 2018, Avadel Pharmaceuticals plc (the "Company") held its 2018 annual general meeting of shareholders (the "2018 Meeting").  The final voting results on each of the matters submitted to a vote of security holders at the 2018 Meeting are set forth below. There were 36,745,376 ordinary shares issued and outstanding at 5:00pm (Irish Standard Time) on May 15, 2018 and entitled to vote at the 2018 Meeting.  A total of 36,490,346 ordinary shares (99.31%) were represented at the 2018 Meeting.

(i) Resolution 1. The shareholders approved each of the five director nominees for one-year terms expiring at the 2019 annual general meeting of shareholders. The results of the shareholders' vote with respect to each director nominee were as follows:

Nominee	For	Against	Abstentions
Craig R. Stapleton	33,462,543	2,960,717	67,086
Michael S. Anderson	36,071,243	400,252	18,851
Peter Thornton	33,461,017	2,965,467	63,861
Geoffrey M. Glass	33,416,413	3,006,722	67,211
Linda S. Palczuk	33,464,779	2,959,855	65,711

(ii) Resolution 2. The shareholders approved, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company's independent registered public auditor and accounting firm for the fiscal year ending December 31, 2018, and the shareholders authorized, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remuneration. The results of the shareholders' vote with respect to such resolution were as follows:

For	Against	Abstentions
36,219,567	215,652	55,127

(iii) Resolution 3. The shareholders approved, on a non-binding advisory basis, the compensation of our named executive officers. The results of the shareholders' vote with respect to such resolution were as follows:

For	Against	Abstentions
35,494,636	940,244	55,466

(iv) Resolution 4. The shareholders authorized the price range at which the Company can re-allot ordinary shares that it holds as treasury shares under Irish law. The results of the shareholders' vote with respect to such resolution were as follows:

For	Against	Abstentions
34,724,159	1,603,261	162,926

No other matters were considered or voted upon at the 2018 Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: July 19, 2018